UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 4, 2010 (June 3, 2010)

SOLAR CAPITAL LTD.

(Exact name of registrant as specified in its charter)

Maryland	814-00754	26-1381340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Park Avenue, 5th Floor

New York, NY 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 993-1670

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Solar Capital Ltd. (the “Company”) held its Annual Meeting of Shareholders on June 3, 2010 and submitted two matters to the vote of the shareholders. A summary of the matters voted upon by shareholders is set forth below.

1. Shareholders elected one nominee for director to serve for a three-year term to expire at the 2013 Annual Meeting of Shareholders based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
David S. Wachter	16,576,683	107,114	1,368,443

2. Shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,008,907	11,956	31,377	0

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2010	SOLAR CAPITAL LTD.

	By:	/s/ Nicholas Radesca
Nicholas Radesca
Chief Financial Officer